                           SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of
                                     1934
                               (Amendment No. )

   Filed by the Registrant [X]

   Filed by a Party other than the Registrant [_]

   Check the appropriate box:

   [_] Preliminary Proxy Statement

   [X] Definitive Proxy Statement

   [_] Definitive Additional Materials

   [_] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                        PACHOLDER HIGH YIELD FUND, INC.
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

   [X] No fee required

   [_] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

             (1) Title of each class of securities to which transaction applies:


              ------------------------------------------------------------------

             (2) Aggregate number of securities to which transaction applies:


              ------------------------------------------------------------------


             (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:


              ------------------------------------------------------------------


             (4) Proposed maximum aggregate value of transaction:


              ------------------------------------------------------------------

             (5) Total fee paid:


[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    (1)Amount Previously Paid:

   -----------------------------------------------------------------------------

    (2)Form, Schedule or Registration Statement No.:

   -----------------------------------------------------------------------------

    (3)Filing Party:

   -----------------------------------------------------------------------------

    (4)Date Filed:

   -----------------------------------------------------------------------------

                        PACHOLDER HIGH YIELD FUND, INC.

                        8044 Montgomery Road, Suite 480
                             Cincinnati, OH 45236

                               -----------------

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                         To be held on October 2, 2001

                               -----------------

   NOTICE IS HEREBY GIVEN that the annual meeting of the shareholders of Pacholder High Yield Fund, Inc. (the "Fund") will be held on October 2, 2001, at 11 o'clock a.m., Eastern time, at Bank One Towers Conference Room, 8044 Montgomery Road, East Tower, 5/th/ Floor, Cincinnati, Ohio, for the following purposes:

      1. To elect a Board of four Directors to serve until the next annual meeting and until their successors are elected and qualified; and

      2. To consider and act upon such other business as may properly come before the meeting and any adjournments thereof.

                                          James P. Shanahan, Jr.
                                          Secretary

   Shareholders of record as of the close of business on August 17, 2001 are entitled to notice of and to vote at the meeting.

August 24, 2001

--------------------------------------------------------------------------------
     WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED. YOUR PROMPT RETURN OF THE PROXY WILL HELP ENSURE A QUORUM AT THE MEETING AND AVOID THE EXPENSE TO THE FUND OF FURTHER SOLICITATION.
--------------------------------------------------------------------------------

                        PACHOLDER HIGH YIELD FUND, INC.

                        8044 Montgomery Road, Suite 480
                             Cincinnati, OH 45236

                               -----------------

                                PROXY STATEMENT

                               -----------------

         Annual Meeting of Shareholders to be held on October 2, 2001

   This proxy statement is being furnished in connection with the solicitation of proxies by the Board of Directors of Pacholder High Yield Fund, Inc. (the "Fund") for use at the annual meeting of shareholders to be held on October 2, 2001, and at any adjournments thereof. If the enclosed proxy is executed properly and returned in time to be voted at the meeting, the shares represented will be voted according to the instructions contained therein. Executed proxies that are unmarked will be voted for the election of all nominees for director and in favor of all other proposals. A proxy may be revoked at any time prior to its exercise by filing with the Secretary of the Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date, or by attending the meeting and voting in person. This proxy statement and the related proxy card will be mailed to shareholders on or about August 24, 2001.

   The Board of Directors has fixed the close of business on August 17, 2001 as the record date for the determination of shareholders entitled to notice of and to vote at the meeting and any adjournments thereof. As of the record date, the Fund had outstanding 12,720,869 shares of Common Stock and 3,680 shares of Series W Auction Rate Cumulative Preferred Stock. Each outstanding share is entitled to one vote. According to information available to the Fund, as of the record date, no person owned beneficially 5% or more of the outstanding shares of the Fund. On the record date, the directors and officers of the Fund as a group owned beneficially less than 1 % of the Fund's outstanding shares.

   The presence in person or by proxy of the holders entitled to cast a majority of all the votes entitled to be cast at the meeting will constitute a quorum for the transaction of business at the annual meeting. Broker non-votes, abstentions and withhold-authority votes all count for the purpose of determining a quorum. If a quorum is present at the meeting but sufficient votes in favor of one or more proposals are not received, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of the shares present at the meeting or represented by proxy. The persons named as proxies will vote in favor of such adjournment if they determine that adjournment and additional solicitation is reasonable and in the interests of shareholders of the Fund.

                       PROPOSAL 1: ELECTION OF DIRECTORS

   The Board of Directors has nominated the four persons listed below for election as directors, each to hold office until the next annual meeting of shareholders and until his successor is elected and qualified. Each of the nominees is currently serving as a director of the Fund and was elected at the annual meeting of shareholders held on May 16, 2000.

   Each nominee has consented to being named in this proxy statement and has agreed to serve as a director of the Fund if elected; however, should any nominee become unable or unwilling to accept nomination or election, the persons named in the proxy will exercise their voting power in favor of such other person or persons as the Board of Directors of the Fund may recommend. There are no family relationships among the nominees.

   Under the Fund's charter the holders of the outstanding shares of Auction Rate Cumulative Preferred Stock, voting as a separate class, are entitled to elect two directors and the holders of the outstanding shares of Common Stock and Auction Rate Cumulative Preferred Stock, voting together as a single class, are entitled to elect the remaining directors of the Fund. The Board of Directors has nominated Messrs. Woodard and Morgan for election by holders of the Auction Rate Cumulative Preferred Stock and Messrs. Williamson and Grant for election by the holders of the Common Stock and Auction Rate Cumulative Preferred Stock, voting together as a single class. The directors will be elected by a plurality of the votes cast at the meeting, provided that a quorum is present. Withhold-authority votes will not be considered votes cast for this purpose.

                                                                                Common Shares
                                        Year First                              Beneficially
                       Position with    Elected as Principal Occupation         Owned as of
                   Age the Fund         a Director During Past Five Years       July, 20, 2001 (1)
       Name        --- ---------------- ---------- ---------------------------- ------------------
*William J. Morgan 46  Chairman of the     1988    President, Secretary and           48,138
                       Board, President            Director, Pacholder
                       and Director                Associates, Inc.
                                                   Director, ICO, Inc.
                                                   (oil field services and
                                                   petrochemical processing),
                                                   Smith-Corona Corporation
                                                   (office equipment
                                                   manufacturer)
                                                   and Laclede Steel Co. (steel
                                                   and steel products).

Daniel A. Grant    57  Director            1992    President, Utility                 2,605
                                                   Management Services
                                                   (business consulting).

John F. Williamson 63  Director            1991    Chairman and President,            6,694
                                                   Williamson Associates, Inc.
                                                   (investment adviser) since
                                                   January 1997 and
                                                   Chairman of the Board
                                                   (since June 2001) and
                                                   Director, ICO, Inc. (oil
                                                   field services and
                                                   petrochemical processing);
                                                   Executive Vice President
                                                   and Chief Financial
                                                   Officer, Asset Allocation
                                                   Concepts, Inc. (investment
                                                   adviser) from 1995 to 1996.

George D. Woodard  54  Director            1995    Technical Specialist, Henry        15,800
                                                   & Horne, P.L.C. (certified
                                                   public accountants) since
                                                   March 2000 and from 1996
                                                   to 1999; Realtor with
                                                   A.S.K. Realty from August
                                                   1999 to February 2000;
                                                   Principal, George D.
                                                   Woodard, CPA from 1995
                                                   to 1996.

--------
* Mr. Morgan is considered an "interested person" of the Fund (as defined in the Investment Company Act of 1940) because of his affiliation with the Fund's investment adviser, which is an affiliate of Pacholder Associates, Inc.
(1)Each nominee owns less than 1% of the Fund's outstanding shares.

   The Board of Directors recommends shareholders vote "FOR" the election of the nominees listed above.

   Mr. Morgan is a manager of Pacholder & Company, LLC, the Fund's investment adviser (the "Adviser"), and an officer, director and shareholder of Pacholder Associates, Inc., a member of the Adviser and affiliate of the Fund's administrator.

   Directors and officers of the Fund, who are employed by the Adviser or a corporate affiliate of the Adviser, serve without compensation from the Fund. The Fund pays each director who is not an employee of the Adviser or any corporate affiliate of the Adviser an annual fee of $10,000 plus $1,500 or $1,000 for each meeting of the Board of Directors or of the Audit Committee attended in person or by telephone, respectively, and reimburses directors for travel and other out-of-pocket expenses incurred by them in connection with attending in-person meetings. The following table sets forth the information concerning the compensation paid by the Fund to directors during the fiscal year ended December 31, 2000.

                       Total Compensation
 Name of Director      from the Fund(1)
 ----------------      ------------------
*William J. Morgan....       None
Daniel A. Grant.......      $17,000
John F. Williamson....      $17,000
George D. Woodard.....      $17,000

--------
(1)The Fund does not offer any pension or retirement plan benefits to its directors. The Fund is not part of a fund complex.
* Mr. Morgan is considered an "interested person" of the Fund (as defined in the Investment Company Act of 1940) because of his affiliation with the Fund's investment adviser, which is an affiliate of Pacholder Associates, Inc.

   The Board of Directors has an Audit Committee which is composed entirely of directors who are not "interested persons" of the Fund, the Fund's investment adviser or its affiliates as that term is defined in the Investment Company Act of 1940. The Committee operates pursuant to a written charter which was most recently amended on December 13, 2000. The Audit Committee is responsible for conferring with the Fund's independent accountants, reviewing the scope and procedures of the year-end audit, reviewing annual financial statements and recommending the selection of the Fund's independent accountants. In addition, the Committee may address questions arising with respect to the valuation of certain securities in the Fund's portfolio. The members of the Audit Committee are George F. Woodard (Chairman), Daniel A. Grant and John F. Williamson. The report of the Audit Committee, as approved on August 2, 2001, is attached to this proxy statement as Appendix 1 and the charter, as amended and restated on December 13, 2000, is attached to this proxy statement as Appendix 2.

   During the fiscal year ended December 31, 2000, the Board of Directors met five times. No director attended fewer than 75% of the board meetings. The Audit Committee held two meetings during 2000 at which all members were in attendance.

   Information regarding the Fund's other officers is set forth below. The address of each is 8044 Montgomery Road, Suite 480, Cincinnati, OH 45236.

                                                                               Common Shares
                                         Year First                            Beneficially
                           Position with Elected as Principal Occupation       Owned as of
         Name          Age the Fund      an Officer During Past Five Years     July 20, 2001 (1)
         ----          --- ------------- ---------- -------------------------- -----------------
James P. Shanahan, Jr. 40    Secretary      1988    Executive Vice President        33,168
                                                    and General Counsel,
                                                    Pacholder Associates, Inc.
James E. Gibson....... 36    Treasurer      1995    Executive Vice President,       10,305
                                                    Pacholder Associates, Inc.

--------
(1)Each person owns less than 1% of the Fund's outstanding shares.

Section 16(a) Beneficial Owner Reporting Compliance

   Based on information submitted to the Fund, all directors and officers of the Fund filed on a timely basis with the Securities and Exchange Commission the reports of beneficial ownership of Fund shares required by Section 16(a) of the Securities Exchange Act of 1934.

                                OTHER BUSINESS

   The management of the Fund knows of no other business that may come before the annual meeting. If any additional matters are properly presented at the meeting, the persons named in the enclosed proxy, or their substitutes, will vote such proxy in accordance with their best judgment on such matters.

                    INVESTMENT ADVISORY AND OTHER SERVICES

Investment Adviser

   Pacholder & Company, LLC serves as the Fund's investment adviser. The Adviser is an affiliate of Pacholder Associates, Inc., an investment advisory firm. The principal business address of the Adviser is 8044 Montgomery Road, Suite 480, Cincinnati, OH 45236. The Adviser makes and implements investment decisions and supervises all aspects of the Fund's operations. It also provides a continuous investment program for the Fund, including investment research and management with respect to all securities and investments of the Fund.

Administrative and Accounting Services

   Kenwood Administrative Management, Inc. (the "Administrator"), 8044 Montgomery Road, Suite 480, Cincinnati, OH 45236, a wholly-owned subsidiary of Pacholder Associates, Inc., serves as administrator of the Fund. The Administrator monitors the Fund's compliance with various regulatory requirements, coordinates and monitors the activities of the Fund's other service providers, handles various public and shareholder relations matters, and assists in the preparation of financial and other reports.

   Pacholder Associates, Inc., a member of the Adviser, is responsible for (i) accounting relating the Fund and its investment transactions, (ii) determining the net asset value per share of the Fund, (iii) maintaining the Fund's books of account, and (iv) monitoring, in conjunction with the Fund's custodian, all corporate actions, including dividends and distributions and stock splits, in respect of securities held in the Fund's portfolio.

                  INFORMATION CONCERNING INDEPENDENT AUDITORS

   The Board of Directors has selected Deloitte & Touche LLP as the independent auditors for the Fund for the fiscal year ending December 31, 2001. The firm of Deloitte & Touche LLP has been the Fund's independent auditors since its inception in November, 1988. In addition, Deloitte & Touche LLP prepares the Fund's federal and state income tax returns and provides certain non-audit services. Deloitte & Touche LLP, in accordance with Independence Standards Board Standard No. 1, has confirmed to the Audit Committee that they are independent auditors with respect to the Fund. The Audit Committee has considered whether the provision by the independent auditors to the Fund of non-audit services to the Fund or of professional services to Pacholder & Company, LLC and entities that control, are controlled by or are under common control with Pacholder & Company, LLC is compatible with maintaining the auditors' independence and has discussed the auditors' independence with them. Representatives of Deloitte & Touche LLP are not expected to be present at the annual meeting but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

   Audit Fees. The aggregate fees billed by Deloitte & Touche LLP for
   ----------
professional services rendered for the audit of the Fund's annual financial statements for the fiscal year ended December 31, 2000 and the review of the financial statements included in the Fund's reports to shareholders are $37,700.

   Financial Information Systems Design and Implementation Fees. There were no
   ------------------------------------------------------------
fees billed by Deloitte & Touche LLP for the fiscal year ended December 31, 2000 for professional services rendered for financial information systems design and implementation services provided to the Fund, Pacholder & Company, LLC or entities that control, are controlled by or are under common control with Pacholder & Company, LLC that provide services to the Fund.

   All Other Fees. There were $97,537 in fees billed by Deloitte & Touche LLP
   --------------
for the fiscal year ended December 31, 2000 for other services provided to the Fund, Pacholder & Company, LLC and entities that control, are controlled by or are under common control with Pacholder & Company, LLC that provide services to the Fund.

                            SOLICITATION OF PROXIES

   In addition to solicitation by mail, solicitations on behalf of the Board of Directors may be made by personal interview, telegram and telephone. Certain officers and regular agents of the Fund, who will receive no additional compensation for their services, may use their efforts, by telephone or otherwise, to request the return of proxies. The costs of preparing, assembling, mailing and transmitting proxy materials and of soliciting proxies on behalf of the Board of Directors will be borne by the Fund. The Fund will reimburse, upon request, broker-dealers and other custodians, nominees and fiduciaries for their reasonable expenses of sending proxy solicitation material to beneficial owners.

                             SHAREHOLDER PROPOSALS

   If a shareholder wishes to present a proposal for inclusion in the proxy statement for the next annual meeting of shareholders, the proposal must be submitted in writing and received by the Secretary of the Fund within a reasonable time before the Fund begins to print and mail its proxy materials.

                              SHAREHOLDER REPORTS

   The Fund's Annual Report for the fiscal year ended December 31, 2000 and Semi-Annual Report for the six months ended June 30, 2001 may be obtained without charge by calling the Fund toll free at 1-800-637-7549 or by writing to Pacholder High Yield Fund, Inc., c/o Kenwood Administrative Management, Inc., 8044 Montgomery Road, Suite 480, Cincinnati, OH 45236.

                                                                      Appendix 1

                        PACHOLDER HIGH YIELD FUND, INC.
                                 (the "Fund")
                            AUDIT COMMITTEE REPORT

   The role of the Audit Committee is to assist the Board of Directors in its oversight of the Fund's financial reporting process. The Committee operates pursuant to a charter that was last amended and restated by the Board on December 13, 2000, a copy of which is attached to this Proxy Statement as Appendix 2. As set forth in the charter, management of the Fund is responsible for the preparation, presentation and integrity of the Fund's financial statements, and for the procedures designed to ensure compliance with accounting standards and applicable laws and regulations. The independent auditors are responsible for auditing the Fund's financial statements and expressing an opinion as to their conformity with generally accepted accounting principles.

   In performing its oversight function, the Committee has considered and discussed the audited financial statements with management and the independent auditors. The Committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as modified or supplemented. The Committee has also received the written disclosures from the independent auditors required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as currently in effect.

   The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting and are not experts in the fields of accounting or auditing, including the issue of auditor independence. Members of the Committee rely without independent verification on the information provided to them and on the representations made by management and the independent auditors. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures designed to ensure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions referred to above do not ensure that the audit of the Fund's financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that the Fund's auditors are in fact "independent."

   Based upon the reports and discussions described in this report, and subject to the limitations on the role and responsibilities of the Committee referred to above and in the charter, the Committee recommended to the Board that the audited financial statements be included in the Fund's Annual Report for the year ended December 31, 2000.


                                          Submitted by the Audit Committee
                                          of the Fund's Board of Directors

                                          George D. Woodard (Chairman)
                                          Daniel A. Grant
                                          John F. Williamson

As approved on August 2, 2001.

                                                                      Appendix 2

                        PACHOLDER HIGH YIELD FUND, INC.

                            AUDIT COMMITTEE CHARTER

   The Board of Directors (the "Board") of Pacholder High Yield Fund, Inc. (the "Fund") has established an Audit Committee (the "Committee") which is constituted, and has the responsibilities and exercises the powers and authority delegated by the Board, as set forth in this Audit Committee Charter as from time to time amended.

I.  Organization, Etc.
    ------------------

    A. The Committee shall be composed of the Fund's three directors who are not officers of the Fund or otherwise "interested persons" of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940. In addition, the members of the Committee shall be free from any relationship that, in the opinion of the Board, would interfere with their exercise of independent judgment as members of the Committee and shall otherwise satisfy the applicable membership requirements under the rules of the American Stock Exchange.

    B. The Committee shall meet on a regular basis and is empowered to hold special meetings as circumstances require.

    C. The Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain legal counsel and other experts or consultants at the expense of the Fund.

II. Purposes and Function
    ---------------------

 A. Thepurposes of the Committee are:

       1. To oversee the Fund's accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of the Fund's service providers;

       2. To oversee the quality and objectivity of the Fund's financial statements and the independent audit thereof;

       3. To act as a liaison between the Fund's independent auditor and the full Board; and

       4. To review and report to the full Board on regulatory and compliance matters relating to the Fund.

    B. The function of the Committee is oversight; the Committee assists the Board in fulfilling its responsibilities to shareholders and investors relating to financial reporting, the effectiveness and efficiency of operations, and compliance with applicable laws and regulations. It is management's responsibility to maintain appropriate systems for accounting, internal control and regulatory compliance, and the responsibility of the Fund's independent auditor to plan and carry out a proper audit. The independent auditor is ultimately accountable to the Board and the Committee.

III.  Responsibilities
      ----------------

   To carry out its purposes, the Committee has the following duties and powers:

    1. To recommend to the Board the selection, retention or termination of the Fund's independent auditor (or to nominate the independent auditor to be proposed for shareholder approval in any proxy statement) and, in connection therewith, (i) to evaluate their independence and secure at least annually a representation of their independence from management (including review of all non-audit relationships and the related fees) consistent with Independence Standards Board Standard No. 1, as modified or supplemented, (ii) to review the fees charged by the Fund's independent auditor for audit and non-audit services; and (iii) to take, or to recommend that the Board take, appropriate action to oversee the independence of the auditor;

    2. To meet with the Fund's independent auditor, including meetings outside the presence of management, for the following purposes, among others:
       (i) to review the arrangements for and scope of the annual audit and any special audits; (ii) to discuss the results of the audits and any matters of concern relating to the Fund's financial statements; (iii) to consider the auditor's comments with respect to the Fund's financial policies, procedures and internal accounting controls and management's responses thereto; (iv) to review the form of opinion the auditor proposes to render to the Board and shareholders; and (v) to engage in a dialogue with the independent auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the auditor;

    3. To consider the effect on the Fund of any changes in accounting principles or practices proposed by management or the Fund's independent auditor, and to review any other matters that may have a material effect on the Fund's financial statements;

    4. To review the Fund's legal and regulatory compliance policies and programs, including the codes of ethics/conduct and internal controls applicable to the Fund and its principal service providers; to review related reports received from regulators or others; and to monitor the Fund's compliance with applicable laws and regulations, including the Investment Company Act of 1940 and the regulations promulgated thereunder, and compliance with the requirements of Subchapter M of the Internal Revenue Code;

    5. To review and discuss with the independent auditor the matters required to be discussed pursuant to Statement on Auditing Standards No. 61, as modified or supplemented.

    6. To provide a recommendation to the Board regarding whether the audited financial statements of the Fund should be included in the annual report to shareholders of the Fund;

    7. To prepare the report, including any recommendation of the Committee, required by the rules of the Securities and Exchange Commission to be included in the Fund's annual proxy statement;

    8. To consider any other matters brought to the Committee's attention that are within the scope of its purposes and responsibilities; and

    9. To report on its activities to the full Board on a regular basis, to make such recommendations with respect to the above matters as the Committee may deem necessary or appropriate, and to review this Charter at least annually and recommend any changes to the full Board.

December 13, 2000

                        Pacholder High Yield Fund, Inc.

                         Common Stock, $.01 Par Value

          This proxy is solicited on behalf of the Board of Directors

   The undersigned hereby appoints William J. Morgan, James E. Gibson and James
P. Shanahan, Jr., and each of them, as proxies with power of substitution, and hereby authorizes each of them to represent and to vote as designated below on this card, all the shares of Common Stock, par value $.01 per share, of Pacholder High Yield Fund, Inc. which the undersigned is entitled to vote at the annual meeting of shareholders to be held October 2, 2001 and at any adjournments thereof.

   This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is given, this proxy will be voted "FOR" all proposals. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

[X] Please Mark Votes AS IN THIS EXAMPLE

                  Please be sure to sign and date this Proxy
              DETACH BELOW AND RETURN USING THE ENVELOPE PROVIDED

              Pacholder High Yield Fund, Inc. 2001 ANNUAL MEETING

1. ELECTION OF 1-John F. Williamson 2-Daniel A. Grant [_] FOR all nominees    [_]  WITHHOLD
   DIRECTORS:                                             listed to the left       AUTHORITY
                                                          (except as               to vote for all
                                                          specified below)         nominees listed
                                                                                   to the left.

(Instructions: To withhold authority to vote for any indicated nominee, write the number(s) of the nominee(s) in the box provided to the right).

                                                    [_________________Box________________]

Check appropriate box Indicate changes below:        Date ______________ RECORD DATE SHARES
  Address Change? [_]     Name Change? [_]          [______________Box___________________]
                                                    Signature(s) In Box

                                              Please sign exactly as your name appears on
                                              this proxy. An executor, administrator, trustee
                                              or guardian should sign as such. If more than
                                              one trustee, all should sign. ALL JOINT
                                              OWNERS MUST SIGN. If a corporation,
                                              please provide the full name of the
                                              corporation and the name of the authorized
                                              officer signing on its behalf.
                                              -----------------------------------------------


                        Pacholder High Yield Fund, Inc.

                                   Series W

            Auction Rate Cumulative Preferred Stock, $.01 Par Value

          This proxy is solicited on behalf of the Board of Directors

   The undersigned hereby appoints William J. Morgan, James E. Gibson and James
P. Shanahan, Jr., and each of them, as proxies with power of substitution, and hereby authorizes each of them to represent and to vote as designated below, all the shares of Series W Auction Rate Cumulative Preferred Stock, par value
$.01 per share, of Pacholder High Yield Fund, Inc. which the undersigned is entitled to vote at the annual meeting of shareholders to be held on October 2, 2001 and at any adjournments thereof.

   This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is given, this proxy will be voted "FOR" all proposals. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

              Pacholder High Yield Fund, Inc. 2001 ANNUAL MEETING

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
1. ELECTION OF   1-John F. Williamson 2-Daniel A. Grant    [_] FOR all nominees     [_] WITHHOLD
   DIRECTORS:    3-George D. Woodard 4-William J. Morgan       listed to the left       AUTHORITY
                                                               (except as               to vote for all
                                                               specified below)         nominees listed
                                                                                        to the left.

(Instructions: To withhold authority to vote for any indicated nominee, write the number(s) of the nominee(s) in the box provided to theright).

                                                [_________________Box________________]

Check appropriate box Indicate changes below:   Date ______________ RECORD DATE SHARES
    Address Change? [_]    Name Change? [_]     [______________Box___________________]
                                                Signature(s) In Box

                                                Please sign exactly as your name appears on
                                                this proxy. An executor, administrator, trustee
                                                or guardian should sign as such. If more than
                                                one trustee, all should sign. ALL JOINT
                                                OWNERS MUST SIGN. If a corporation,
                                                please provide the full name of the
                                                corporation and the name of the authorized
                                                officer signing on its behalf.
                                                -----------------------------------------------
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